Exhibit 10.31

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIRST AMENDMENT TO MATERIAL TRANSFER AGREEMENT

This first amendment (“First Amendment”) is made effective as of April 3, 2020 (“Amendment Effective Date”) and shall serve to modify that certain Material Transfer Agreement dated March 23, 2020 (“Agreement”) by and between Bio-Rad Laboratories, Inc. (“Bio-Rad”) and Biodesix, Inc. (“Biodesix”).

Background

Parties entered into the Agreement to exchange information and materials for that certain Purpose. Parties wish to amend the Agreement to replacing Table 2 in Exhibit B.

NOW, THEREFORE, in consideration of the foregoing and the promises and conditions of this First Amendment, the parties agree as follows:

1.	All capitalized terms in this First Amendment shall have the same meaning as defined in the Agreement.

2.	The Agreement shall be amended as follows:

A.	DELETE AND REPLACE: Table 2 – Biodesix items to be shipped to Bio-Rad in Exhibit B of the Agreement is hereby deleted in its entirety and replaced with the following:

B. Table 2. Biodesix items to be shipped to Bio-Rad

Part Number	Item	Qty Per Item	Qty needed per Study	List Price per unit	List Price Total
R1040	Quick-RNA Viral 96 Kit	1	[***]	$[***]	$[***]
N/A	Nasopharyngeal swab samples and/or extracted nucleic acids	1	[***]	$[***] (per 500ul)	$[***]
				Total	$[***]

3.

This First Amendment, together with the Agreement, constitute the entire agreement between the parties with respect to the subject matter contained therein, and together, supersede and replace any and all prior and contemporaneous understands, arrangements and agreements, whether oral or written, with respect to the subject matter.

Confidential Information

Biodesix-Bio-Rad (Amd to MTA)

4.

Except as provided hereinabove, the parties hereby confirm and ratify that all terms and conditions of the Agreement, as heretofore amended, are in full force and effect and shall continue to apply, as amended by this First Amendment.

5.

This First Amendment may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute the First Amendment when a duly authorized representative of each arty has signed a counterpart. Each party agrees that the delivery of the First Amendment by facsimile or electronic transmission shall have the same force and effect as delivery of original signatures and that each party may use such facsimile or electronic signatures as evidence of the execution and delivery of the First Amendment by all parties to the same extent that an original signature could be used.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed in multiple counterparts by their duly authorized representatives as of the Amendment Effective Date.

Bio-Rad Laboratories, Inc.		Biodesix, Inc.

By:	/s/ Josh Shinoff	By:	/s/ Robin Harper Cowie

Name:	Josh Shinoff	Name:	Robin Harper Cowie

Title:	Vice President, Business Development, LSG & DBG	Title:	CFO

Confidential Information

Biodesix-Bio-Rad (Amd to MTA)

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